Exhibit 99.2

Noranda Aluminum Holding Corp April 25, 2012 10:00 AM Eastern / 9:00 AM Central

The presentation and comments made by Noranda’s management on the quarterly conference call contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements about future, not past, events and involve certain important risks and uncertainties, any of which could cause the Company’s actual results to differ materially from those expressed in forward-looking statements, including, without limitation: the cyclical nature of the aluminum industry and fluctuating commodity prices, which cause variability in earnings and cash flows; a downturn in general economic conditions, including changes in interest rates, as well as a downturn in the end-use markets for certain of the Company’s products; fluctuations in the relative cost of certain raw materials and energy compared to the price of primary aluminum and aluminum rolled products; the effects of competition in Noranda’s business lines; Noranda’s ability to retain customers, a substantial number of which do not have long-term contractual arrangements with the Company; the ability to fulfill the business’s substantial capital investment needs; labor relations (i.e. disruptions, strikes or work stoppages) and labor costs; unexpected issues arising in connection with Noranda’s operations outside of the United States; the ability to retain key management personnel; and Noranda’s expectations with respect to its acquisition activity, or difficulties encountered in connection with acquisitions, dispositions or similar transactions. Forward-looking statements contain words such as “believes,” “expects,” “may,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that relate to Noranda’s strategy, plans or intentions. All statements Noranda makes relating to its estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results or to the Company’s expectations regarding future industry trends are forward-looking statements. Noranda undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made and which reflect management's current estimates, projections, expectations or beliefs. For a discussion of additional risks and uncertainties that may affect the future results of Noranda, please see the Company’s filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K. 2

Effective and reliable operations following 4thquarter maintenance events Stable demand for key aluminum products Continued productivity gains and modest reductions in the costs of certain major inputs Opportunistic senior secured credit facility refinancing

•EPS excluding special items—$0.18/share (diluted) •Total segment profit—$44.6 million oNet Cash Cost—$0.78 per pound •Paid $0.04/ share regular quarterly cash dividend—$3 million •Entered into new Senior Secured Credit Facilities o$325 million Term B Loan o$250 million Revolver (undrawn) oRepaid 2007 Term B Loan—$78 million oPurchased portion of FRN’s due 2015—$75 million oPaid $1.25/share supplemental dividend—$87 million 4

1st Quarter 2012 Results Overview

Consistent Trends in Revenues, Profitability and Cash Flow

LTM Revenue


$1,800
$1,500
$1,200
$900
$600
$300
$0
$ in millions
$1,388
$1,560
$1,519
Q1-11
Q4-11
Q1-12

LTM Net Cash Cost


$0.90
$0.85
$0.80
$0.75
$0.70
$0.65
$0.60
$0.55
$0.50
$ per pound
$0.68
$0.72
$0.75
Q1-11
Q4-11, Adjusted (1)
Q1-12 Adjusted (1)

LTM Segment Profit


$300
$250
$200
$150
$100
$50
$0
$ in millions
$255
$278
$240
Q1-11
Q4-11, Adjusted (1)
Q1-12, Adjusted (1)

LTM Operating Cash Flow (Excluding Aluminum Hedges)


$150
$120
$90
$60
$30
$0
$ in millions
$75
$141
$103
Q1-11
Q4-11
Q1-12

(1) Excludes $16.5 million impact of Q4 2011 maintenance events

5

Aluminum Shipments 152 143 144 148 146 142 050100150200Q4-10Q1-11Q2-11Q3-11Q4-11Q1-12Pounds in millionsValue-AddedExternal sowIntercompany1st Quarter 2012 Shipments Alumina Shipment(1) As reported, including the negative impact from maintenance events in Q4 2011 7991100957693020406080100120140Q4-10Q1-11Q2-11Q3-11Q4-11Q1-12Pounds in millions

$17 million in Q1-12 CORE savings $ in millions Working Capital, $0.7 $ in millions EBITDA Capex Working Capital Cost Out Impact materials prices through procurement practices Reduce costs through improved yields Avoid unproductive spending by rationalizing investments Grow capacity through improved utilization and de-bottlenecking Improve operational predictability Eliminate unplanned losses7

First quarter ended 1st Quarter 2012 Q4 2011S(1) Q1 2012 Q1 2011 Integrated upstream segment profit e$75.2 $30.7 $38.8 g Flat-Rolled Products segment profit13.56.5men14.5 Corporate costs(6.6) (6.1) (8.7) Total segment profit$82.1 $31.1$44.6(1) As reported, including the $16.5 million negative impact from maintenance events in Q4 2011

9 First quarter ended Q1 2011 Q4 2011 (1) Q1 2012 Average realized Midwest transaction price $ 1.18 U$ 1.04$ 1.05 Net Cash Cost0.66 0.83 0.78 Integrated upstream margin per pound$ 0.52$ 0.21$ 0.27 Total Primary Aluminum segment143.0145.8142.2shipments Integrated upstream segment profit$ 75.2$ 30.7$ 38.8Segment (1) As reported, including the $16.5 million negative impact from maintenance events in Q4 2011

$0.78 $0.02 $0.11 $0.05 $0.03 $0.83 $0.72 $0.50 $0.55 $0.60 $0.65 $0.70 $0.75 $0.80 $0.85 $0.90 Q4 2011 Net Cash Cost Impact of Maintenance Activities Q4 2011 Net Cash Cost, Adjusted (1) Change in Margin Eliminations Employee Benefit Accruals Raw Materials, CORE, Other, NeQ1 2012 Net Cash Cost $per pound (1) Excludes impact of $16.5 million of maintenance events in Q4 2011 $0.08 per pound—timing related 10

Bridge of Segment Profit to Net Income, First quarter ended Q4 2011 (1) Q1 2012 Q1 2011 $ 82.1 $31.1$44.6  Segment profit LIFO/LCM (10.1) 4.7 4.9 Other recurring non-cash items (7.0) (5.2) (1.3) EBITDA, excluding special items 65.0 30.6 48.2 Depreciation and amortization (23.6) Excl(24.6) (22.9) Interest expense, net (5.7) (5.1) (6.5) Pre-tax income, excluding special items 35.7 0.9 18.8 uding Income tax expense (11.9) Sp(0.3) e(6.1) Net income, excluding special items ci$ 23.8 al$0.6  $12.7(1) As reported, including the $16.5 million negative impact from maintenance events in Q4 2011 11

$73.0 $9.1 $1.9 $2.6 $39.7 $21.6 $35.0 $70.2 $42.7 $66.7 0 20 40 60 80 100 120 140 160 Cash, December 2011 Adjusted EBITDA Pension, Interest and Other Payments Cash Payments of Taxes Cash Available for Investment, Distribution Net impact of Refinancing (2) Regular Dividends - $0.04/Sh Operating Working Capital Capital Expenditures Cash, March 2012 $ in millions 1st Quarter 2012 Financial Management Review Liquidity and Capitalization Highlights •Net debt (debt minus cash)—$524.9 million •Net debt to trailing twelve month Adjusted EBITDA ratio — 2.7 to 1 12•New Term B loan has no maintenance covenants •No debt maturities before 2015 •Total liquidity — $246 million(1) (1)Represents $173 million available borrowing capacity under the revolving credit facility plus cash at March 31, 2012 of $73.0 million (2)Net proceeds from the refinance ($310 million), less repayment of 2007 Term B Loan ($78 million), less Tender Offer for Notes ($75 million), less payment of $1.25 / Sh supplemental dividend ($87 million) 12

In 1st quarter, we effectively executed our operating model across our integrated business platform –Key performance metrics consistent with previously communicated expectations –We had solid bounce-back in demand for value-added and fabricated products following heavy 4th quarter destocking –We achieved $17 million in productivity gains through our CORE program –We replenished working capital to ensure the reliable operation of our integrated supply chain and to support the continued strong demand for our products Previously communicated 2012 Key Expectations continue to hold –We continue to see strong demand for our value-added primary and flat-rolled aluminum products –We have begun to capture modest price reductions in some key input costs In March, we successfully completed a strategic refinancing which demonstrates our prudent management of our balance sheet and liquidity –We repaid $75 million of senior floating rate notes, distributed $87 million to equity-holders and provided approximately $70 million of reinvestment cash to the business –We replaced the revolving credit capacity due to expire in 2013 with a similar sized asset-based facility maturing in 2017. Key Takeaways 13 3 1 2

Appendices

Appendices  First Quarter 2012 Segment Profit (Loss)

Appendices First Quarter 2011 Segment Profit (Loss)

This presentation contains non-GAAP financial measures as defined by SEC rules. We think that these measures are helpful to investors in measuring our financial performance and comparing our performance to our peers. However, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures used by other companies. These non-GAAP financial measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for U.S. GAAP financial measures. To the extent we discuss any non-GAAP financial measures on the earnings call, a reconciliation of each measure to the most directly comparable U.S. GAAP measure are available in the appendices that follow and are filed as an Exhibit 99 to our Current Report on Form 8-K furnished to the SEC concurrent with the use of this presentation.

Non-GAAP Measure: Adjusted EDITDA

Non-GAAP Measure: Adjusted EDITDA (Cont’d)

Appendices Non-GAAP Measure: Adjusted EDITDA (Cont’d)

Appendices Non-GAAP Measure: Net Cash Cost of Primary Aluminum

Appendices Non-GAAP Measure: Diluted EPS, Excluding Special Items

Appendices Non-GAAP Measure: Diluted EPS, Excluding Special Items (cont’d)

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